UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

PING IDENTITY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39056	81-2933383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 100, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303)-468-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PING	The New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On September 18, 2019, Ping Identity Holding Corp. (the “Company”) priced  the initial public offering (“IPO”) of its common stock, $0.001 par value per share (the “Common Stock”), at an offering price of $15.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-233421), as amended (the “Registration Statement”).  On September 18, 2019, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and BofA Securities, Inc. (the “Representatives”), as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell 12,500,000 shares of its Common Stock at the IPO price. The Underwriters were granted a 30-day option to purchase up to an additional 1,875,000 shares of Common Stock, which the Underwriters may exercise at any time in whole, or from time to time in part. The offering closed and the shares were delivered on September 23, 2019.

The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended.

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

In connection with the consummation of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•                  a Director Nomination Agreement, dated as of September 23, 2019, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein; and

•                  a Registration Rights Agreement, dated as of September 23, 2019, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.03. Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Third Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2019, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Third Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the amended indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 23, 2019 the Company adopted the Ping Identity Holding Corp. Omnibus Incentive Plan (the “Plan”), a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.  The description and form of the Plan is substantially the same as the description and the form set forth in and filed as an exhibit to the Registration Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 23, 2019, the Company’s Third Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Third Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference. The descriptions and forms of the Third Amended and Restated Certificate of Incorporation and Amended and Restate Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of September 18, 2019, among Ping Identity Holding Corp. and Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives for the underwriters named therein.
3.1	Third Amended and Restated Certificate of Incorporation of Ping Identity Holding Corp., dated September 23, 2019.
3.2	Amended and Restated Bylaws of Ping Identity Holding Corp., dated September 23, 2019.
4.1	Registration Rights Agreement, dated September 23, 2019, by and among the Company and the other signatories party thereto.
10.1	Director Nomination Agreement, dated as of September 23, 2019, by and among the Company and the other signatories party thereto.
10.2

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.8 to Ping Identity Holding Corp.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 23, 2019).

10.3	Ping Identity Holding Corp. Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PING IDENTITY HOLDING CORP.

Date: September 24, 2019	By:	/s/ Raj Dani
	Name:	Raj Dani
	Title:	Chief Financial Officer